UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                                 Current Report
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB2

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-03       51-6557818
Sales and Servicing Agreement)       (Commission
(State or other                      File Number)
jurisdiction                                            IRS EIN
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

On October 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB2


ITEM 9.01.  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB2, relating to the October 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB2
                                  (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   10/18/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB2, relating to the October 15, 2004 distribution.





                   EX-99.1

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Morgan Stanley Auto Loan Trust 2004-HB2




Record Date:            10/14/04
Distribution Date:      10/15/04


Morgan Stanley Auto Loan Trust 2004-HB2

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529



Certificateholders Distribution Summary

                        Beginning       Interest        Interest        Principal       Ending  Total
Class   Cusip           Principal       Distribution    Carryover       Distribution    Principal       Distribution
                        Balance Amount  Shortfall       Amount          Balance
A-1     61747R AN0      136,801,022.25  216,601.62      0.00            16,499,212.94   120,246,454.55  16,771,169.32
A-2     61747R AP5      135,490,000.00  270,980.00      0.00                     0.00   135,490,000.00     270,980.00
A-3     61747R AQ3      178,340,000.00  436,933.00      0.00                     0.00   178,340,000.00     436,933.00
A-4     61747R AR1      103,320,000.00  297,906.00      0.00                     0.00   103,320,000.00     297,906.00
B       61747R AS 9      13,700,000.00   38,474.17      0.00                     0.00    13,700,000.00      38,474.17
C       61747R AT7       17,200,000.00   46,440.00      0.00                     0.00    17,200,000.00      46,440.00
D       61747R AU 4       8,285,000.00   26,373.92      0.00                     0.00     8,285,000.00      26,373.92
E       61747R AV2       10,832,000.00   45,133.33      0.00                     0.00    10,832,000.00      45,133.33
Certificates                       n/a         n/a      n/a                      0.00              n/a           0.00


Distribution of Pre-Funded Amount


Class   Cusip                                   Distribution
                                                Amount
A-1     61747R AN0                              55,354.77


        Pool Factors                                                    Interest            Rate

                        Beginning       Interest        Interest        Principal       Ending
        Class           Note Pool       Distribution    Carryover       Distribution    Note Pool
                        Factor          per 1000        per 1000        per 1000        Factor
        A-1             0.8047119       1.2741272       0.0000000       97.0541937      0.7073321       1.90%
        A-2             1.0000000       2.0000000       0.0000000        0.0000000      1.0000000       2.40%
        A-3             1.0000000       2.4500000       0.0000000        0.0000000      1.0000000       2.94%
        A-4             1.0000000       2.8833333       0.0000000        0.0000000      1.0000000       3.46%
        B               1.0000000       2.8083333       0.0000000        0.0000000      1.0000000       3.37%
        C               1.0000000       2.7000000       0.0000000        0.0000000      1.0000000       3.24%
        D               1.0000000       3.1833333       0.0000000        0.0000000      1.0000000       3.82%
        E               1.0000000       4.1666667       0.0000000        0.0000000      1.0000000       5.00%



Cash Statement




Collections
        Principal Collections                                                                   15,045,286.30
        Interest Collections                                                                     3,198,508.70
        Recoveries and Liquidation Proceeds                                                        140,461.00
        Purchase Amounts and Advance Amounts from servicer                                         120,866.44
        From Pre-Funding Account                                                                    55,354.77
                Total Collections Amount                                                        18,560,477.21





Disbursements                                                           per 1000 Original   Principal Balance
        Servicing Fee                                                   0.7954114                  506,809.87
        Servicing Reimbursement Amount                                  0.1854683                  118,174.27
        Owner Trustee Fee                                               0.0013079                      833.33
        Indenture Trustee Fee                                           0.0019618                    1,250.00
        Note Interest Distribution                                      2.1640198               1 ,378,842.04
        Regular Principal Allocation                                    25.5218970              16,261,710.54
        First Allocation of Principal                                   0.0000000                        0.00
        Second Allocation of Principal                                  0.0000000                        0.00
        Third Allocation of Principal                                   0.0000000                        0.00
        Fourth Allocation of Principal                                  0.3727475                  237,502.39
        Distribution of Pre-Funding Amount to Class A Holders                                       55,354.77
                Total Distribution Amount                                                       18,560,477.21




Collateral Statement




        Pool Balance (beginning of Collection Period)                                          608,171,838.19

        Pool Balance (end of Collection Period)                                                592,898,519.86

        Overcollateralization Target Amount for next Distribution Date                          11,857,970.40
        Overcollateralization Amount                                                             5,485,065.31


        Delinquency                                     Principal
                                Period          Number  Balance         Percentage
                                30 - 59 days     98     1,803,372.76    0.30%
                                60 - 89 days     29       573,598.13    0.10%
                                90 + days        18       352,453.65    0.06%
                                Totals          145     2,729,424.54    0.46%

        Pool Delinquency Percentage as of related Determination Date                                     0.41%

        Repossessed Receivables                                                         25         483,741.00

        Defaulted Receivables or Repurchased Receivables                                           227,478.64

        Receivables granted extensions                                                  50       1,168,618.95

        Repurchase Amounts                                                                               0.00

        Realized Losses                                                                             90,567.64
        Cram Down Losses                                                                                 0.00

        Cumulative Net Loss Ratio as of related Determination Date                                       0.01%
        Six-Month Annualized Net Loss Ratio as of related Determination Date                             0.04%
        Three-Month Annualized Net Loss Ratio as of related Determination Date                           0.06%

        WAC                                      6.28
        WAM                                     59.67



Prefundings


        PreFunding Account
        Pre-Funded Amount (beginning of Collection Period)                                      50,013,915.06
        Amount applied to funding of Subsequent Receivables                                     50,000,944.32
        Interest earnings on PreFunding Account                                                     42,384.03
        Unused Amount applied to Principal of Notes   (Class A-1)                                   55,354.77
                Remaining Pre-Funded Amount (end of Collection Period)                                   0.00


        Subsequent Transfers
        Subsequent Transfer date                                                                   08/30/2004
        Subsequent Receivables Cut-off date                                                        07/31/2004
        Principal Balance of Subsequent receivables                                             49,986,084.94

        Subsequent Transfer date                                                                   09/28/2004
        Subsequent Receivables Cut-off date                                                        08/31/2004
        Principal Balance of Subsequent receivables                                             50,000,944.32


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